12. INCOME (LOSS) PER COMMON SHARE (Tables)	3 Months Ended
Mar. 31, 2018
Income Loss Per Common Share Tables
Earnings per share
	Three months ended March 31,
	2018	2017

Net Income (loss)	$1,027	$(206)
Basic weighted average number of shares outstanding	88,577	946
Net income (loss) per share (basic)	$0.012	$(0.22)
Diluted weighted average number of shares outstanding	1,994,293	946
Net income (loss) per share (diluted)	0.001	(0.22)

Dilutive equity instruments (number of equivalent units):
Stock options	—	—
Preferred stock	410,357	—
Convertible debt	950,338	—
Warrants	545,041
Total Dilutive instruments	1,905,736	—